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               EXHIBIT 23.1 CONSENT OF PRICEWATERHOUSECOOPERS LLP



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 dated January 26, 1988; September 13, 1993; October 25, 1994; October 23, 1995, January 21, 1997, May 22, 1998, December 22, 1999 and
November 4, 2002 of ICO, Inc. of our report dated December 10, 2002 appearing on Page F-2 of this Form 10-K.



                                               PricewaterhouseCoopers LLP

Houston, Texas
December 20, 2002




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